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                                                                     EXHIBIT 4.2

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    COMMON STOCK            [LOGO OF GETTHERE.COM]           COMMON STOCK
       NUMBER                                                   SHARES


             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFICATE IS TRANSFERABLE                    SEE REVERSE FOR CERTAIN
IN NEW YORK, NY OR RIDGEFIELD PARK, NJ              DEFINITIONS AND A STATEMENT
                                                    AS TO THE RIGHTS,
                                                    PREFERENCES, PRIVILEGES AND
                                                    RESTRICTIONS ON SHARES

                                                    CUSIP 374266 10 4

    THIS CERTIFIES THAT




    IS THE OWNER OF


           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                        $0.0001 PAR VALUE PER SHARE, OF


                              GetThere.com, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                    [CORPORATE SEAL OF GETTHERE.COM, INC.]

   /s/ Kenneth R. Pelowski                                   /s/ Gadi Maier
          SECRETARY                                        PRESIDENT AND CHIEF
                                                            EXECUTIVE OFFICER



                               COUNTERSIGNED AND REGISTERED:
                                  CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                    TRANSFER AGENT AND REGISTRAR
                               BY
                                                            AUTHORIZED SIGNATURE

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   A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

   KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM   -  as tenants in common

 TEN ENT   -  as tenants by the entireties

 JP TEN    -  as joint tenants with right of survivorship and not as tenants in common

 COMM PROP -  as community property

UNIF GIFT MIN ACT-....................Custodian....................
                        (Cust)                        (Minor)

                  under Uniform Gifts to Minors Act.................
                                                       (State)

UNIF TRF MIN ACT- ....................Custodian (until age..........)
                  (Cust)

                  ...........................under Uniform Transfers
                           (Minor)

                  to Minors Act.....................................
                                            (State)

    Additional abbreviations may also be used though not in the above list.


   FOR VALUE RECEIVED, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
        OF ASSIGNEE

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________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated ____________________________

                                            X__________________________________

                                            X__________________________________
                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME(S) AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By_________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE MEDALLION GUARANTEE PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.